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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A

                         ----------------------------

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      DATE OF REPORT:  DECEMBER 10, 1996
                       (Date of earliest event reported)

                         -----------------------------

                            GENCOR INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)

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         DELAWARE                        0-3821                  59-0933147
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation or organization)                            Identification No.)


            5201 NORTH ORANGE BLOSSOM TRAIL, ORLANDO, FLORIDA 32810
              (Address of principal executive offices, zip code)


                                (407) 290-6000
             (Registrant's telephone number, including area code)

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        This Amendment No. 2 supplements the Report on Form 8-K filed with the
Securities and Exchange Commission on December 26, 1996 as amended by the 8-K/A dated February 21, 1997 by Gencor Industries, Inc. (the "Registrant") relative to the financial statements of the Process Equipment Division (the "PED Division") of Ingersoll-Rand Company ("Ingersoll") and the pro forma financial information relating to the business combination of the Registrant and the PED Division.

Item 7.  Financial Statements and Exhibits

             (c) Exhibits - Independent Accountants' reports on financial statements of businesses acquired

             The following independent accountants' reports on the businesses acquired are included pursuant to item 7(A):

             (i)    CPM Europe SA at December 31, 1994

             (ii)   CPM Europe SA at December 31, 1995

             (iii)  CPM/Europe Limited at December 31, 1994

             (iv)   CPM/Europe Limited at December 31, 1995

             (v)    California Pellet Mill Europe Limited as of
                    December 31, 1994

             (vi)   California Pellet Mill Europe Limited as of
                    December 31, 1995

             (vii)  CPM/Pacific (Private) Ltd. at December 31, 1994

             (viii) CPM/Pacific (Private) Ltd. at December 31, 1995

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GENCOR INDUSTRIES, INC.

                                      By: /s/ John E. Elliott
                                          ---------------------------------
                                          John E. Elliott,
                                          Executive Vice President

Dated:  December 8, 1998